FOR IMMEDIATE RELEASE

Contact: (513) 326-3597

Cornerstone Total Return Fund, Inc. Announces the Commencement of Its Rights Offering

JERICHO, NEW YORK, November 5, 2010 — Cornerstone Total Return Fund, Inc. (the “Fund”) (NYSE Amex: CRF) announced today that the subscription period for its rights offering to holders of the Fund’s common stock will commence on Monday, November 8, 2010.

The Fund is issuing to its stockholders non-transferable rights entitling the holders to subscribe for an aggregate of approximately 960,033 shares of the Fund’s common stock. Each stockholder is to be issued one right for each whole share of the Fund’s common stock owned on the record date, November 1, 2010.

The rights entitle stockholders to acquire one share for each three rights held. The subscription period will commence on Monday, November 8, 2010, and will expire at 5:00 p.m., New York time, on December 10, 2010, unless extended (the “Expiration Date”).  The actual subscription price per share, as determined on the Expiration Date, will be the greater of (i) 102% of NAV per Share as calculated at the close of trading on the date of expiration of the Offering and (ii) 90% of the market price per Share at such time.

Cornerstone Total Return Fund, Inc. is a diversified, closed-end management company organized as a New York corporation and is registered with the SEC under the Investment Company Act of 1940, as amended. The Fund is listed on the NYSE Amex under the ticker symbol “CRF”.

For further information regarding the Fund’s rights offering, or to obtain a Prospectus, please contact The Altman Group, the Fund’s Information Agent, toll free at (800) 581-4001.

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This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful under the securities laws of any such state.

Please consider the Fund’s investment objective, risks and charges and expenses carefully before investing. The prospectus, which contains this and other information about the Fund, can be obtained by calling (800) 581-4001 and should be read carefully before investing.